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                                                                    EXHIBIT 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report on Form 10-Q of PolyMedica Corporation ("PolyMedica") for the three months ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Patrick T. Ryan, President and Chief Executive Officer, and Fred H. Croninger III, Chief Financial Officer of PolyMedica, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of PolyMedica.

                                       /s/ Patrick T. Ryan
                                       -------------------------
Dated: November 9, 2004                Patrick T. Ryan
                                       President and Chief Executive Officer

                                       /s/ Fred H. Croninger III
                                       -------------------------
Dated: November 9, 2004                Fred H. Croninger III
                                       Chief Financial Officer

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